EXHIBIT 10.3



THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS PROMISSORY NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES THE COMPANY WITH AN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE COMPANY) REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, AND DOES NOT REQUIRE REGISTRATION OR QUALIFICATION UNDER ANY STATE SECURITIES LAWS. THE OPINION SHALL ALSO STATE THAT AS A RESULT OF SUCH TRANSFER, THE COMPANY IS UNDER NO OBLIGATION TO REGISTER UNDER THE SECURITIES ACT OF 1934, AS AMENDED, THE INVESTMENT COMPANY ACT OF 1940 OR ANY OTHER FEDERAL OR STATE SECURITIES LAW.

                                 PROMISSORY NOTE


$250,000.00                                                      January 1, 2004


PROMISE TO PAY this PROMISSORY NOTE ("Note"). FOR VALUE RECEIVED and intending to be legally bound, the undersigned, Frontier Staffing, Inc., a Nevada corporation ("BORROWER") promises to pay, in lawful money of the United States of America, to the order of Clarence Joseph Downs ("LENDER") at LENDER'S residence at 3520 Pan American Freeway, NE, Albuquerque, New Mexico on or before December 31, 2009 (maturity 72 months from date of the Note), the sum of Two hundred fifty thousand ($250,000.00) Dollars together with interest on the unpaid principal balance from the date designated herein until maturity or when the Note is indefeasibly paid or satisfied in full as provided herein.

PAYMENT. The Principal and Interest shall be paid by BORROWER to LENDER as follows: Principal and interest shall be payable by the BORROWER on or before maturity in accordance with the terms herein. BORROWER shall make one payment on the Note on the last day of the 72nd month following the date of this Note which is December 31, 2009, unless extended by agreement of both parties in writing. The installment shall be not less than the then outstanding balance due of principal and accrued interest. BORROWER will pay LENDER at LENDER'S address shown above or at such other place as LENDER may designate in writing. BORROWER shall have the option to prepay the remaining unpaid principal at any time without penalty. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs. BORROWER shall give LENDER notice of its intent to prepay.




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INTEREST. The Note shall accrue interest on the unpaid principal and interest at a simple interest rate per annum of 7%. Interest on this Note is computed on the basis of a 365 day year (simple interest) for accrual days elapsed.

DEFAULT. BORROWER will be in default if any of the following happens: (a) BORROWER fails to make any payment when due and such payment continues unpaid for 15 days after notice from LENDER. (b) BORROWER breaks any material promise BORROWER has made to LENDER, or BORROWER or any other party fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note. (c) Any representation or statement made or furnished to LENDER by BORROWER or on BORROWER'S behalf is false or misleading in any material respect either now or at the time made or furnished. (d) BORROWER becomes insolvent, a receiver is appointed for any part of BORROWER'S property, BORROWER makes an assignment for the benefit of creditors, or any proceeding is commenced either by BORROWER or against BORROWER under any bankruptcy or insolvency laws.

LENDER'S RIGHTS. Upon the occurrence of default as set forth in the preceding paragraph, and except with respect to items (a), and (d), if such default shall continue for a period of thirty (30) days after written notice thereof by LENDER, LENDER may, subject to any notice or right to cure requirements that may be applicable, after giving such notices as required by applicable law, declare the entire principal balance of this Note and all accrued unpaid interest immediately due, and then BORROWER will immediately pay that amount. After any such acceleration, LENDER shall have, in addition to the rights and remedies given to it by this Note, all those allowed by applicable laws. LENDER may hire or pay someone else to help collect this Note if BORROWER does not pay. BORROWER also must pay LENDER that amount. This includes, subject to any limits under applicable law, LENDER'S attorneys' fees and LENDER'S legal expenses whether or not there are appeals, and any anticipated post judgment collection services. If not prohibited by applicable law, BORROWER also will pay any court costs, in addition to all other sums provided by law. If judgment is entered in connection with this Note, interest will continue to accrue on this Note after judgment at the interest rate applicable to this Note at the time judgment is entered. This Note has been delivered to LENDER and accepted by LENDER in the State of New Mexico.

SUBORDINATION. The Note shall be junior and subordinate to all Senior Debt to the extent provided herein, and each holder of a Note, by its acceptance, agrees to be bound by these provisions. No payments shall be made on the Notes if the payment shall cause a default under any agreement related to Senior Debt. The holders of the Notes shall not take any action that will cause an acceleration of any Senior Debt, and the rights of holders of Senior Debt shall not be impaired by any act of the holders of the Notes. The provisions of this section are solely for the purpose of defining the relative rights of the holders of Senior Debt and the holders of Subordinated Debt against the BORROWER and its property. Nothing shall impair the obligation of the BORROWER on the Note and the unconditional obligation to pay the holders the full amount of the debt. After the payment of any Senior Debt, the holders of the Notes shall be subrogated to the rights of the holders of the Senior Debt for the purpose of paying the Notes. Senior Debt shall mean all obligations of the BORROWER with respect to indebtedness of the BORROWER (i) on any notes, bonds, debentures existing now or in the future, (ii) capitalized leases, (iii) indebtedness related to the purchase of property or a business, (iv) all deferrals and renewals of such indebtedness, but Senior Debt shall not include the Notes, other indebtedness defined as being of equal rank with the Notes, and debts senior to the Notes but not equal in rank to the Senior Debt defined above.


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JURISDICTION. If there is a lawsuit, BORROWER agrees upon LENDER'S request to submit to the jurisdiction of the courts of Bernalillo County, the State of New Mexico and of the United States District Court over New Mexico.

GOVERNING LAW. This Note shall be governed by and construed in accordance with the substantive laws of the State of New Mexico.

GENERAL PROVISIONS. LENDER may delay or forgo enforcing any of its rights or remedies under this Note without losing them. BORROWER and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that LENDER may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect LENDER'S security interest in the collateral; and take any other action deemed necessary by LENDER without the consent of or notice to anyone. All such parties also agree that LENDER may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

SEVERABILITY. If any provision of this Note or any of the other documents executed in connection herewith is held invalid under any applicable law, such invalidity will not affect any other provision of this Note that can be given effect without the invalid provision, and, to this end, the provisions hereof and thereof are severable.

BINDING EFFECT; ASSIGNMENT AND ENTIRE AGREEMENT. This Note shall inure to the benefit of, and shall be binding upon, the respective successors and permitted assigns of the parties hereto. BORROWER has no right to assign any of its respective rights or obligations hereunder without the prior written consent of LENDER. This Note constitutes the entire agreement among the parties relating to the subject matter thereof, and supersede all agreements between BORROWER and LENDER.




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IN WITNESS WHEREOF, and intending to be legally bound hereby, BORROWER and
LENDER have executed this Note the day and year first above written.


BORROWER

FRONTIER STAFFING, INC.


By: /s/ Frederick R. Huttner
    -----------------------------------
        Frederick R. Huttner, President


LENDER




By: /s/ Clarence Joseph Downs
    ------------------------------------
        Clarence Joseph Downs










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